UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2011

STANDARD MICROSYSTEMS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-7422	11-2234952
(Commission File Number)	(IRS Employer Identification No.)

80 Arkay Drive, Hauppauge, New York	11788
(Address of Principal Executive Offices)	(Zip Code)

(631) 435-6000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On January 9, 2011, Standard Microsystems Corporation, a Delaware corporation (“SMSC”), Comet Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of SMSC (“Merger Sub”), and Conexant Systems, Inc., a Delaware corporation (“Conexant”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). A description of the terms of the Merger Agreement was included in Item 1.01 of the Current Report on Form 8-K filed by SMSC with the Securities and Exchange Commission on January 10, 2011.

The Merger Agreement was terminated by Conexant pursuant to Section 7.1(d)(i) thereof on February 23, 2011.  In connection with the termination of the Merger Agreement, Conexant paid SMSC $7,700,000, representing the termination fee payable to SMSC pursuant to Section 7.3(a) of the Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MICROSYSTEMS CORPORATION

Date: February 23, 2011	By:	/s/ Kris Sennesael
Name: Kris Sennesael
Title: Vice President and Chief Financial Officer